UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of report (Date of earliest event reported):  January 30, 2020

Commission File Number: 1-737

Exact name of registrant as specified in its charter:
TEXAS PACIFIC LAND TRUST

State or other jurisdiction of incorporation or organization:
NOT APPLICABLE

IRS Employer Identification No.:
75-0279735

Address of principal executive offices:
 1700 Pacific Avenue, Suite 2900
Dallas, Texas 75201

Registrant’s telephone number, including area code:
214-969-5530

Former name, former address and former fiscal year, if changed since last report:
NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Sub-shares in Certificates of Proprietary Interest (par value $0.03-1/3 per share)	TPL	New York Stock Exchange

Item 2.02.	Results Of Operations And Financial Condition.

Texas Pacific Land Trust (the “Trust”) hereby incorporates by reference the contents of a press release containing a Report of Operations — Unaudited, announcing certain of its financial results for the three months and year ended December 31, 2019, which was released to the press on January 30, 2020. A copy of the press release including the report of operations is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
	(d)	Exhibits.
		99.1	Press release including a Report of Operations - Unaudited of Texas Pacific Land Trust for the Three Months and Years Ended December 31, 2019 and 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST

Date:	January 30, 2020	By:	/s/ Robert J. Packer
Robert J. Packer
General Agent and Chief Financial Officer